UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019 (December 21, 2018)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-167824	20-8235905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

W

1300 South Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(i)

On December 21, 2018 Prager Metis CPAs LLC (“Prager”) the independent registered public accounting firm of MJ Holdings, Inc. (the "Company"), advised the Company of its resignation effective on the same date. A copy of the resignation letter is attached as Exhibit 16.1. As a result, the Company's Board of Directors engaged in a diligent search to replace Prager as the Company's independent registered public accounting firm.

(ii)

On February 15, 2019 the Company’s Board of Directors engaged Marcum, LLP as its independent registered public accounting firm.

(iii)

From the date of Prager’s engagement on October 10, 2018 until their resignation on December 21, 2018 there were no disagreements between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused Prager to make reference to the subject matter of such disagreements in the Company's financial statements.

(iv)

During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)

During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Marcum, LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)

The Company has provided Prager with a copy of the disclosures in this report and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.2 to this report.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 26, 2018, Andrew Boutsikakis, President of MJ Holdings, Inc. (the “Company”), was placed on administrative leave. Pursuant to the unanimous consent of the Board of Directors, Mr. Boutsikakis’ employment with the Company was terminated on December 31, 2018, effective immediately.

(c)

The Company’s Chief Executive Officer, Paris Balaouras, assumed the position of Acting President on January 1, 2019. The Company is conducting a search for a qualified replacement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

16.1	Letter from Prager Metis CPA’s, LLC dated December 21, 2018
16.2	Letter from Prager Metis CPA’s, LLC dated February 27, 2019

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2019	MJ HOLDINGS, INC.

	By:	/s/ Paris Balaouras
Paris Balaouras
Chief Executive Officer

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